UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2017

Flotek Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10603 W. Sam Houston Pkwy N., Suite 300 Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 849-9911

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported, on May 2, 2017, Flotek Industries, Inc. (the “Company”) and certain of its affiliates entered into an Asset Purchase Agreement (the “Purchase Agreement”) with National Oilwell Varco, L.P. and certain of its affiliates (collectively, “NOV”) to sell substantially all of the assets and transfer certain specified liabilities and obligations of the Company’s Drilling Technologies segment to NOV (the “NOV Transaction”). On May 22, 2017, the Company closed the NOV Transaction for final consideration of $17 million, subject to normal working capital adjustments.

A summary of the material terms and conditions of the Purchase Agreement was included under Item 1.01 of the Current Report on Form 8-K filed on May 3, 2017. The summary of the Purchase Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which will be filed as an exhibit to the Company’s Form 10-Q for the quarter ending June 30, 2017.

Item 7.01	Regulation FD Disclosure.

On May 24, 2017, the Company issued a press release announcing the closing of (i) the NOV Transaction and (ii) the transaction disposing of the Company’s Production Technologies segment. The May 24, 2017 press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of the Company’s under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Pro forma financial statements are not included in this filing, as the Company’s Drilling Technologies segment assets, liabilities and results of operations have been presented as discontinued operations in the Company’s Form 10-K filed with the Securities and Exchange Commission on February 8, 2017. Pursuant to the Purchase Agreement, NOV paid $17.0 million in cash consideration (subject to normal working capital adjustments), with $1.5 million held back by NOV for up to 18 months to satisfy potential indemnification claims.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release dated May 24, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: May 24, 2017	/s/ H. Richard Walton
H. Richard Walton
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated May 24, 2017.